Exhibit 99

BOAMS 05-10 - Price/Yield - 1A2

Balance	$50,000,000.00	Delay	24	WAC(1)	5.84437	WAM(1)	357
Coupon	5.5	Dated	10/1/2005	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-03	5.513	5.463	5.368	5.304	5.231
100-04	5.510	5.457	5.355	5.287	5.209
100-05	5.506	5.450	5.342	5.270	5.187
100-06	5.503	5.443	5.329	5.253	5.166
100-07	5.500	5.437	5.317	5.236	5.144
100-08	5.496	5.430	5.304	5.219	5.122
100-09	5.493	5.424	5.291	5.202	5.100
100-10	5.490	5.417	5.278	5.185	5.079
100-11	5.487	5.411	5.266	5.168	5.057

WAL	15.184	5.990	2.715	1.995	1.534
Mod Durn	9.417	4.739	2.429	1.830	1.429
Principal Window	Nov05 - Feb31	Nov05 - Jan20	Nov05 - Oct10	Nov05 - Mar09	Nov05 - Apr08

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 1A13

Balance	$68,716,000.00	Delay	24	WAC(1)	5.84437	WAM(1)	357
Coupon	5.5	Dated	10/1/2005	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-17 8/16	5.570	5.576	5.588	5.597	5.608
99-18 8/16	5.567	5.570	5.577	5.582	5.588
99-19 8/16	5.564	5.565	5.566	5.567	5.569
99-20 8/16	5.561	5.559	5.555	5.553	5.549
99-21 8/16	5.558	5.554	5.544	5.538	5.530
99-22 8/16	5.555	5.549	5.534	5.523	5.510
99-23 8/16	5.552	5.543	5.523	5.508	5.491
99-24 8/16	5.549	5.538	5.512	5.493	5.472
99-25 8/16	5.546	5.533	5.501	5.478	5.452

WAL	17.175	7.972	3.264	2.313	1.742
Mod Durn	10.125	5.793	2.851	2.091	1.606
Principal Window	Nov05 - Oct33	Nov05 - Jan27	Nov05 - Oct12	Nov05 - Feb10	Nov05 - Oct08

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 1A3

Balance	$16,531,000.00	Delay	24	WAC(1)	5.84437	WAM(1)	357
Coupon	5.5	Dated	10/1/2005	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
96-09 14/16	5.804	5.819	6.024	6.401	6.740
96-10 14/16	5.801	5.817	6.020	6.393	6.729
96-11 14/16	5.799	5.814	6.015	6.385	6.718
96-12 14/16	5.797	5.812	6.011	6.377	6.706
96-13 14/16	5.794	5.810	6.006	6.369	6.695
96-14 14/16	5.792	5.807	6.002	6.361	6.684
96-15 14/16	5.790	5.805	5.998	6.353	6.672
96-16 14/16	5.787	5.802	5.993	6.345	6.661
96-17 14/16	5.785	5.800	5.989	6.337	6.650

WAL	28.904	25.105	10.044	4.690	3.210
Mod Durn	13.882	13.036	7.258	4.001	2.847
Principal Window	Oct33 - Oct35	Jan27 - Oct35	Oct12 - Oct35	Feb10 - Dec10	Oct08 - Apr09

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 1A4

Balance	$39,646,000.00	Delay	24	WAC(1)	5.84437	WAM(1)	357
Coupon	5.5	Dated	10/1/2005	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-29 4/16	5.527	5.486	5.477	5.462	5.432
99-30 4/16	5.523	5.478	5.468	5.451	5.418
99-31 4/16	5.520	5.470	5.459	5.440	5.404
100-00 4/16	5.516	5.461	5.450	5.429	5.390
100-01 4/16	5.512	5.453	5.441	5.419	5.376
100-02 4/16	5.508	5.445	5.432	5.408	5.362
100-03 4/16	5.504	5.437	5.423	5.397	5.349
100-04 4/16	5.501	5.429	5.414	5.387	5.335
100-05 4/16	5.497	5.421	5.405	5.376	5.321

WAL	12.101	4.523	3.990	3.279	2.468
Mod Durn	8.175	3.818	3.431	2.903	2.245
Principal Window	Oct06 - Apr26	Oct06 - Jul14	Oct06 - Sep13	Oct06 - Nov10	Oct06 - Mar09

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 1A9

Balance	$20,000,000.00	Delay	0	Index	LIBOR_1MO | 3.88	WAC(1)	5.84437	WAM(1)	357
Coupon	4.58	Dated	10/25/2005	Mult / Margin	1.0 / 0.7	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005	Cap / Floor	5.5 / 0.7

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-28	4.631	4.633	4.679	4.702	4.732
99-29	4.629	4.631	4.664	4.680	4.702
99-30	4.627	4.628	4.648	4.659	4.672
99-31	4.625	4.625	4.633	4.637	4.642
100-00	4.623	4.623	4.618	4.615	4.612
100-01	4.621	4.620	4.602	4.593	4.581
100-02	4.619	4.618	4.587	4.571	4.551
100-03	4.617	4.615	4.571	4.550	4.521
100-04	4.615	4.612	4.556	4.528	4.491

WAL	26.169	17.669	2.191	1.521	1.089
Mod Durn	14.926	11.758	2.023	1.432	1.037
Principal Window	Aug29 - Feb34	Oct17 - Jul29	Nov05 - Aug09	Nov05 - Feb08	Nov05 - Jun07

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 1A15

Balance	$10,000,000.00	Delay	24	WAC(1)	5.84437	WAM(1)	357
Coupon	5.5	Dated	10/1/2005	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-09	5.766	5.807	5.867	5.911	6.094
97-10	5.763	5.803	5.863	5.907	6.087
97-11	5.761	5.800	5.858	5.902	6.080
97-12	5.758	5.797	5.854	5.897	6.073
97-13	5.755	5.793	5.850	5.892	6.065
97-14	5.752	5.790	5.846	5.888	6.058
97-15	5.750	5.787	5.842	5.883	6.051
97-16	5.747	5.784	5.838	5.878	6.044
97-17	5.744	5.780	5.834	5.874	6.037

WAL	20.805	15.599	11.035	9.026	5.292
Mod Durn	11.589	9.663	7.758	6.770	4.441
Principal Window	Nov10 - Oct35	Nov10 - Oct35	Nov10 - Oct35	Nov10 - Oct35	Feb10 - Jul13

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 1A18

Balance	$150,000,000.00	Delay	24	WAC(1)	5.84437	WAM(1)	357
Coupon	5.5	Dated	10/1/2005	NET(1)	5.59087	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-02 2/16	5.719	5.832	6.080	6.273	6.495
98-03 2/16	5.716	5.826	6.070	6.259	6.476
98-04 2/16	5.713	5.821	6.059	6.244	6.457
98-05 2/16	5.710	5.815	6.049	6.230	6.438
98-06 2/16	5.707	5.810	6.038	6.215	6.419
98-07 2/16	5.703	5.804	6.028	6.201	6.400
98-08 2/16	5.700	5.799	6.017	6.187	6.381
98-09 2/16	5.697	5.793	6.007	6.172	6.362
98-10 2/16	5.694	5.788	5.996	6.158	6.343

WAL	16.900	7.990	3.509	2.457	1.832
Mod Durn	9.986	5.802	3.012	2.194	1.671
Principal Window	Nov05 - Feb33	Nov05 - Apr25	Nov05 - Jul13	Nov05 - Jul10	Nov05 - Jan09

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAMS 05-10 - Price/Yield - 2A1

Balance	$45,133,000.00	Delay	24	WAC(2)	5.3743	WAM(2)	178
Coupon	5.25	Dated	10/1/2005	NET(2)	5.1208	WALA(2)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-14 4/16	5.338	5.345	5.360	5.376	5.399
99-15 4/16	5.333	5.339	5.351	5.365	5.384
99-16 4/16	5.328	5.333	5.343	5.353	5.369
99-17 4/16	5.323	5.326	5.334	5.342	5.354
99-18 4/16	5.318	5.320	5.326	5.331	5.339
99-19 4/16	5.313	5.314	5.317	5.320	5.324
99-20 4/16	5.308	5.308	5.308	5.309	5.309
99-21 4/16	5.303	5.302	5.300	5.297	5.294
99-22 4/16	5.298	5.296	5.291	5.286	5.279

WAL	8.435	6.599	4.396	3.231	2.319
Mod Durn	6.348	5.150	3.645	2.797	2.090
Principal Window	Nov05 - Sep20	Nov05 - Sep20	Nov05 - Sep20	Nov05 - Sep20	Nov05 - Jun13

LIBOR_1MO	3.88	3.88	3.88	3.88	3.88
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.